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Exhibit 10.7(b)
January 25, 2001
NZ Properties, Inc.
c/o NEW MEXICO AND ARIZONA LAND COMPANY
3033 North Forty-Fourth Street, Suite 270
Phoenix, Arizona 85018
Attention: Randy Stolworthy, President of NZ Properties, Inc.
Dear Mr. Stolworthy:
Pursuant to Paragraph 55 of the Lease dated December 12, 1990 between NZ Properties, Inc. (as Lessor) and Neltec, Inc. (as Lessee) for the premises commonly known as 1420 West 12th Place, Tempe, Arizona 85281, Neltec, Inc. hereby notifies NZ Properties, Inc. that it is exercising its option to renew the Lease for a period of five (5) years commencing on June 1, 2001 and ending on May 31, 2006.
Please advise us as to the amount of the rental adjustment applicable to the renewal period once you are able to make that determination following the availability of the appropriate information. Until such time as we receive such notification, we will continue to pay monthly rental in the same amount presently in effect.
Please call the undersigned to discuss any questions pertaining to this renewal.
Sincerely,
NELTEC, INC.
/s/ Robert A. Forcier
Robert A. Forcier
President
RAF/seg/el
cc/Steve Gilhuley, Park Electrochemical Corp.